EXHIBIT 3.2

                           BY-LAWS

                             OF

             JOSS STAR INTERNATIONAL GROUP, INC.

                     ARTICLE I. - OFFICES

THE OFFICE OF THE CORPORATION SHALL BE LOCATED IN ANY CITY AND STATE DESIGNATED BY THE BOARD OF DIRECTORS. THE CORPORATIONN MAY ALSO MAINTAIN OTHER OFFICES AT SUCH OTHER PLACES WITHIN OR WITHOUT THE UNITED STATES AS THE BOARD OF DIRECTORS MAY, FROM TIME TO TIME. DETERMINE.

                  ARTICLE II. - STOCKHOLDERS

1.    ANNUAL MEETING.

      THE  ANNUAL  MEETING  OF THE  STOCKHOLDERS  SHALL BE HELD IF CALLED BY THE BOARD OF DIRECTORS  WITHIN FIVE MONTHS AFTER THE CLOSE OF THE FISCAL YEAR OF THE CORPORATION,  FOR THE PURPOSE OF ELECTING DIRECTORS,  AND TRANSACTING SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

2.    SPECIAL MEETINGS.

      SPECIAL MEETINGS OF THE STOCKHOLDERS,  FOR ANY PURPOSE OR PURPOSES. UNLESS OTHERWISE  PRESCRIBED  BY  STATUTE.  MAY BE  CALLED BY THE  PRESIDENT  OR BY THE DIRECTORS, AND SHALL BE CALLED BY THE PRESIDENT AT THE REQUEST OF THE HOLDERS OF NOT  LESS  THAN 10 PER CENT OF ALL THE  OUTSTANDING  SHARES  OF THE  CORPORATION ENTITLED TO VOTE AT THE MEETING.

3.    PLACE OF MEETING

      THE DIRECTORS MAY DESIGNATE ANY PLACE,  EITHER WITHIN OR WITHOUT THE STATE UNLESS OTHERWISE  PRESSCRIBED BY STATUTE, AS THE PLACE OF MEETING FOR ANY ANNUAL MEETING OR FOR ANY SPECIAL  MEETING CALLED BY THE DIRECTORS.  A WAIVER OF NOTICE SIGNED BY ALL  STOCKHOLDERS  ENTITLED TO VOTE AT A MEETING MAY  DESIGNATE  ANY PLACE,  EITHER  WITHIN OR  WITHOUT  THE STATE  UNLESS  OTHERWISE  PRESCRIBED  BY STATUTE, AS THE PLACE FOR NOLDIJ; SUCH MEETING. IF NO DESIGNATION IS MADE, OR IF A  SPECIAL  MEETING  BE  OTHERWISE  CALLED,  THE PLACE OF  MEETING  SHALL BE THE PRINCIPAL OFFICE OF THE CORPORATION.

                                  BY LAWS (1)

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4.    NOTICE OF MEETING

      WRITTEN OR PRINTED NOTICE  STATING THE PLACE,  DAY AND HOUR OF THE MEETING AND, IN CASE OF A SPECIAL MEETING, THE PURPOSE OR PURPOSES FOR WHICH THE MEETING IS CALLED,  SHALL BE DELIVERED NOT LESS THAN 10 NOR MORE THAN 50 DAYS BEFORE THE DATE OF THE MEETING, EITHER PERSONALLY OR BY MAIL, BY OR AT THE DIRECTION OF THE PRESIDENT,  OR THE SECRETARY,  OR THE OFFICER OR PERSONS CALLING THE MEETING, TO EACH  STOCKHOLDER OF RECORD  ENTITLED TO VOTE AT SUCH MEETING.  IF MAILED,  SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED WHEN DEPOSITED IN THE CHINA OR UNITED STATES MAIL, ADDRESSED TO THE STOCKHOLDER AT HIS ADDRESS ASS IT APPEARS ON THE STOCK TRANSFER BOOKS OF THE CORPORATION, WITH POSTAGE THEREON PREPAID.

5.    CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

      FOR THE PURPOSE OF DETERMINING  STOCKHOLDERS  ENTITLED TO NOTICE OF OR TO VOTE AT ANY MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT  THEREOF, OR STOCKHOLDERS ENTITLED TO RECEIVE PAYMENT OF ANY DIVIDEND, OR IN ORDER TO MAKE A DETERMINATION OF STOCKHOLDERS  FOR ANY OTHER PROPER PURPOSE,  THE DIRECTORS OF THE CORPORATION MAY PROVIDE THAT THE STOCK  TRANSFER  BOOKS SHALL BE CLOSED FOR A STATED  PERIOD BUT NOT TO EXCEED,  IN ANY CASE, 30 DAYS. IF THE STOCK TRANSFER BOOKS SHALL BE CLOSED FOR THE PURPOSE OF DETERMINING  STOCKHOLDERS  ENTITLED TO NOTICE OF OR TO VOTE AT A MEETING OF  STOCKHOLDERS,  SUCH BOOKS  SHALL BE CLOSED FOR AT LEAST 15 DAYS IMMEDIATELY  PRECEDING SUCH MEETING.  IN LIEU OF CLOSING THE STOCK TRANSFER BOOKS, THE  DIRECTORS  MAY FIX IN ADVANCE A DATE AS THE RECORD  DATE FOR ANY SUCH DETERMINATION OF STOCKHOLDERS, SUCH DATE IN ANY CASE TO BE NOT MORE THAN 45 DAYS AND,  IN CASE OF A MEETING OF  STOCKHOLDERS,  NOT LESS THAN 15 DAYS PRIOR TO THE DATE ON WHICH THE PARTICULAR ACTION REQUIRING SUCH DETERMINATION OF STOCKHOLDERS IS TO BE TAKEN. IF THE STOCK TRANSFER BOOKS ARE NOT CLOSED AND NO RECORD DATE IS FIXED FOR THE DETERMINATION OF STOCKHOLDERS  ENTITLED TO NOTICE OF OR TO VOTE AT A MEETING OF  STOCKHOLDERS,  OR  STOCKHOLDERS  ENTITLED TO RECEIVE  PAYMENT OF A DIVIDEND, THE DATE ON WHICH NOTICE OF THE MEETING IS MAILED OR THE DATE ON WHICH THE RESOLUTION OF THE DIRECTORS  DECLARING SUCH DIVIDEND IS ADOPTED, AS THE CASE MAY BE, SHALL BE THE RECORD DATE FOR SUCH DETERMINATION OF STOCKHOLDERS.  WHEN A DETERMINATION  OF  STOCKHOLDERS  ENTITLED TO VOTE AT ANY MEETING OF STOCKHOLDERS HAS BEEN MADE AS PROVIDED IN THIS SECTION, SUCH DETERMINATION SHALL APPLY TO ANY ADJOURNMENT THEREOF.

6.    QUORUM.

      AT ANY  MEETING  OF  STOCKHOLDERS  50%  OF THE  OUTSTANDING  SHARES OF THE CORPORATION  ENTITLED  TO  VOTE,  REPRESENTED  IN  PERSON  OR  BY  PROXY.  SHALL CONSTITUTE A QUORUM AT A MEETING OF

                                  BY LAWS (2)

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STOCKHOLDERS. IF LESS THAN SAID NUMBER OF THE OUTSTANDING SHARES ARE REPRESENTED AT A MEETING,  A MAJORITY OF THE SHARES SO  REPRESENTED  MAY ADJOURN THE MEETING FROM TIME TO TIME WITHOUT FURTHER NOTICE.  AT SUCH ADJOURNED  MEETING AT WHICH A QUORUM SHALL BE PRESENT OR  REPRESENTED,  ANY BUSINESS MAY BE  TRANSACTED  WHICH MIGHT  HAVE  BEEN  TRANSACTED  AT  THE  MEETING  AS  ORIGINALLY  NOTIFIED.   THE STOCKHOLDERS  PRESENT AT A DULY  ORGANIZED  MEETING  MAY  CONTINUE  TO  TRANSACT BUSINESS   UNTIL   ADJOURNMENT,   NOTWITHSTANDING   THE   WITHDRAWAL  OF  ENOUGH STOCKHOLDERS TO LEAVE LESS THAN A QUORUM.

7.    PROXIES.

      AT ALL MEETINGS OF STOCKHOLDERS,  A STOCKHOLDER MAY VOTE BY PROXY EXECUTED IN WRITING BY THE STOCKHOLDER OR BY HIS DULY  AUTHORIZED  ATTORNEY IN FACT. SUCH PROXY SHALL BE FILED WITH THE SECRETARY OF THE CORPORATION BEFORE OR AT THE TIME OF THE MEETING.

8.    VOTING

      EACH  STOCKHOLDER  ENTITLED  TO VOTE IN  ACCORDANCE  WITH  THE  TERMS  AND PROVISIONS  OF THE  CERTIFICATE  OF  INCORPORATION  AND THESE  BY-LAWS  SHALL BE ENTITLED TO ONE VOTE, IN PERSON OR BY PROXY, FOR EACH SHARE OF STOCK ENTITLED TO VOTE HELD BY SUCH STOCKHOLDERS.  UPON THE DEMAND OF ANY STOCKHOLDER, THE VOTE FOR DIRECTORS  AND UPON ANY  QUESTION  BEFORE THE  MEETING  SHALL BE BY BALLOT.  ALL ELECTIONS FOR DIRECTORS  SHALL BE DECIDED BY PLURALITY VOTE; ALL OTHER QUESTIONS SHALL  BE  DECIDED  BY  MAJORITY  VOTE  EXCEPT  AS  OTHERWISE  PROVIDED  BY  THE CERTIFICATE OF INCORPORATION OR THE LAWS OF THIS STATE.

                        ARTICLE III. - BOARD OF DIRECTORS

1.    GENERAL POWERS.

      THE BUSINESS AND AFFAIRS OF THE CORPORATION  SHALL BE MANAGED BY ITS BOARD OF  DIRECTORS.  THE DIRECTORS  SHALL IN ALL CASES ACT AS A BOARD,  AND THEY MAY ADOPT SUCH RULES AND  REGULATIONS  FOR THE  CONDUCT  OF THEIR  MEETINGS  AND THE

MANAGEMENT OF THE CORPORATION,  AS THEY MAY DEEM PROPER,  NOT INCONSISTENT  WITH THESE BY-LAWS AND THE LAWS OF THIS STATE.

2.    NUMBER,TENURE AND QUALIFICATIONS.

      THE NUMBER OF DIRECTORS OF THE CORPORATION SHALL BE A MINIMUM OF THREE AND A MAXIMUM OF TEN. EACH DIRECTOR  SHALL HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED.

3.    REGULAR MEETINGS.

                                  BY LAWS (3)

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      A REGULAR  MEETING OF THE  DIRECTORS,  SHALL BE HELD WITHOUT  OTHER NOTICE THAN THIS BY-LAW IMMEDIATELY AFTER, AND AT THE SAME PLACE AS, THE ANNUAL MEETING OF STOCKHOLDERS.  THE DIRECTORS MAY PROVIDE,  BY RESOLUTION,  THE TIME AND PLACE

FOR THE HOLDING OF ADDITIONAL  REGULAR  MEETINGS  WITHOUT OTHER NOTICE THAN SUCH RESOLUTION.

4.    SPECIAL MEETINGS.

      SPECIAL  MEETINGS OF THE  DIRECTORS  MAY BE CALLED BY OR AT THE REQUEST OF THE  PRESIDENT OR ANY TWO  DIRECTORS.  THE PERSON OR PERSONS  AUTHORIZED TO CALL SPECIAL  MEETINGS  OF THQ  DIRECTORS  MAY FIX THE PLACE FOR  HOLDING ANY SPECIAL

MEETING OF THE DIRECTORS CALLED BY THEM.

5.    NOTICE

      NOTICE OF ANY SPECIAL  MEETING  SHALL BE GIVEN AT LEAST 5 DAYS  PREVIOUSLY THERETO BY WRITTEN NOTICE DELIVERED PERSONALLY. OR BY TELEGRAM OR MAILED TO EACH DIRECTOR AT HIS BUSINESS ADDRESS.  IF MAILED,  SUCH NOTICE SHALL BE DEEMED TO BE DELIVERED  WHEN  DEPOSITED IN THE UNITED STATES MAIL SO  ADDRESSED,WITH  POSTAGE THEREON PREPAID. IF NOTICE BE GIVEN BY TELEGRAM,  SUCH NOTICE SHALL BE DEEMED TO BE  DELIVERED  WHEN THE  TELEGRAM IS DELIVERED  TO THE  TELEGRAPH  COMPANY.  THE ATTENDANCE  OF A DIRECTOR AT A MEETING  SHALL  CONSTITUTE  A WAIVER OF NOTICE OF SUCH MEETING,  EXCEPT WHERE A DIRECTOR ATTENDS A MEETING FOR THE EXPRESS PURPOSE OF  OBJECTING  TO THE  TRANSACTION  OF ANY  BUSINESS  BECAUSE THE MEETING 13 NOT LAWFULLY CALLED OR CONVENED.

6.    QUORUM

      AT ANY MEETING OF THE DIRECTORS TWO  DIRECTORS  SHALL  CONSTITUTE A QUORUM FOR THE  TRANSACTION  OF BUSINESS,  BUT IF LESS THAN SAID NUMBER IS PRESENT AT A MEETING,  A MAJORITY OF THE DIRECTORS  PRESENT MAY ADJOURN THE MEETING FROM TIME

TO TIME WITHOUT FURTHER NOTICE.

7.    MANNER OF ACTING

      THE ACT OF THE MAJORITY OF THE  DIRECTORS  PRESENT AT A MEETING AT WHICH A QUORUM IS PRESENT SHALL BE THE ACT OF THE DIRECTORS.

8.    NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

      NEWLY CREATED  DIRECTORSHIPS  RESULTING  FROM AN INCREASE IN THE NUMBER OF DIRECTORS AND VACANCIES OCCURRING IN THE BOARD FOR ANY REASON EXCEPT THE REMOVAL OF  DIRECTORS  WITHOUT  CAUSE  MAY BE  FILLED  BY A VOTE  OF A  MAJORITY  OF THE DIRECTORS

                                  BY LAWS (4)

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THEN IN OFFICE,  ALTHOUGH  LESS THAN A QUORUM  EXISTS.  VACANCIES  OCCURRING  BY REASON OF THE REMOVAL OF DIRECTORS  WITHOUT CAUSE SHALL BE FILLED BY VOTE OF THE STOCKHOLDERS. A DIRECTOR ELECTED TO FILL A VACANCY CAUSED BY RESIGNATION,  DEATH OR  REMOVAL  SHALL BE  ELECTED  TO HOLD  OFFICE  FOR THE  UNEXPIRED  TERM OF HIS PREDECESSOR.

9.    REMOVAL OF DIRECTORS

      ANY OR ALL OF THE  DIRECTORS  MAY BE  REMOVED  FOR  CAUSE  BY  VOTE OF THE STOCKHOLDERS  OR BY ACTION OF THE BOARD.  DIRECTORS MAY BE REMOVED WITHOUT CAUSE ONLY BY VOTE OF THE STOCKHOLDERS.

10.   RESIGNATION.

      A DIRECTOR MAY RESIGN AT ANY TIME BY GIVING  WRITTEN  NOTICE TO THE BOARD, THE PRESIDENT OR THE SECRETARY OF THE CORPORATION. UNLESS OTHERWISE SPECIFIED IN THE NOTICE.THE  RESIGNATION  SHALL TAKE EFFECT UPON RECEIPT THEREOF BY THE BOARD OR SUCH OFFICER, AND THE ACCEPTANCE OF THE RESIGNATION SHALL NOT BE NECESSARY TO MAKE IT EFFECTIVE.

11.   COMPENSATION.

      NO COMPENSATION  SHALL BE PAID TO DIRECTORS,  AS SUCH, FOR THEIR SERVICES, BUT BY RESOLUTION OF THE BOARD A FIXED SUM AND EXPENSES FOR ACTUAL ATTENDANCE AT EACH REGULAR OR SPECIAL  MEETING OF THE BOARD MAY BE AUTHORIZED.  NOTHING HEREIN CONTAINED  SHALL  BE  CONSTRUED  TO  PRECLUDE  ANY  DIRECTOR  FROM  SERVING  THE CORPORATION IN ANY OTHER CAPACITY AND RECEIVING COMPENSATION THEREFOR.

12.   PRESUMPTION OF ASSENT.

      A DIRECTOR OF THE CORPORATION WHO IS PRESENT AT A MEETING OF THE DIRECTORS AT WHICH  ACTION ON ANY  CORPORATE  MATTER IS TAKEN  SHALL BE  PRESUMED  TO HAVE ASSENTED TO THE ACTION TAKEN UNLESS HIS DISSENT  SHALL BE ENTERED IN THE MINUTES OF THE MEETING OR UNLESS HE SHALL FILE HIS  WRITTEN  DISSENT TO SUCH ACTION WITH THE PERSON ACTING AS THE SECRETARY OF THE MEETING BEFORE THE ADJOURNMENT THEREOF OR SHALL  FORWARD  SUCH  DISSENT  BY  REGISTERED  MAIL TO THE  SECRETARY  OF THE CORPORATION  IMMEDIATELY  AFTER THE  ADJOURNMENT  OF THE MEETING.  SUCH RIGHT TO DISSENT SHALL NOT APPLY TO A DIRECTOR WHO VOTED IN FAVOR OF SUCH ACTION.

13.   EXECUTIVE AND OTHER COMMITTEES.

      THE  BOARD,  BY  RESOLUTION,  MAY  DESIGNATE  FROM  AMONG ITS  MEMBERS  AN EXECUTIVE  COMMITTEE AND OTHER  COMMITTEES,  EACH  CONSISTING  OF THREE OR MORE DIRECTORS. EACH SUCH COMMITTEE SHALL SERVE AT THE PLEASURE OF THE BOARD.

                                  BY LAWS (5)

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                             ARTICLE IV. - OFFICERS

1.    NUMBER

      THE OFFICERS OF THE CORPORATION SHALL BE A PRESIDENT, A VICE-PRESIDENT,  A SECRETARY  AND A TREASURER,  EACH OF WHOM SHALL BE ELECTED BY THE  DIRECTORS. SUCH OTHER  OFFICERS AND  ASSISTANT  OFFICERS AS MAY BE DEEMED  NECESSARY MAY BE

ELECTED OR  APPOINTED BY THE  DIRECTORS.  ANY TWO OR MORE OFFICES MAY BE HELD BY THE SAME PERSON.

2.    ELECTION AND TERM OF OFFICE.

      THE OFFICERS OF THE  CORPORATION  TO BE ELECTED BY THE DIRECTORS  SHALL BE ELECTED AT A MEETING OF THE DIRECTORS  HELD WHEN  DETERMINED  BY THE  DIRECTORS. EACH OFFICER SHALL HOLD OFFICE UNTIL HIS SUCCESSOR  SHALL HAVE BEEN DULY ELECTED

AND SHALL HAVE  QUALIFIED  OR UNTIL HIS DEATH OR UNTIL HE SHALL  RESIGN OR SHALL HAVE BEEN REMOVED IN THE MANNER HEREINAFTER PROVIDED.

3.    REMOVAL.

      ANY OFFICER OR AGENT ELECTED OR APPOINTED BY THE DIRECTORS MAY BE REMOVED BY  THE  DIRECTORS   WHENEVER  IN  THEIR  JUDGMENT  THE  BEST  INTERESTS OF  THE CORPORATION WOULD BE SERVED THEREBY, BUT SUCH REMOVAL SHALL BE WITHOUT PREJUDICE TO THE CONTRACT RIGHTS, IF ANY. OF THE PERSON SO REMOVED.

4.    VACANCIES.

      A  VACANCY  IN  ANY  OFFICE  BECAUSE  OF  DEATH,   RESIGNATION,   REMOVAL,DISQUALIFICATION OR OTHERWISE,  MAY BE FILLED BY THE DIRECTORS FOR THE UNEXPIRED PORTION OF THE TERM.

5.    SALARIES.

      THE  SALARIES  OF THE  OFFICERS  SHALL BE FIXED  FROM  TIME TO TIME BY THE DIRECTORS AND NO OFFICER SHALL BE PREVENTED FROM RECEIVING SUCH SALARY BY REASON OF THE FACT THAT HE IS ALSO A DIRECTOR OF THE CORPORATION.

                ARTICLE V. - CONTRACTS LOANS, CHECKS AND DEPOSITS

1.    CONTRACTS.

      THE DIRECTORS MAY AUTHORIZE ANY OFFICER OR OFFICERS,  AGENT OR AGENTS,  TO ENTER INTO ANY CONTRACT OR EXECUTE AND DELIVER ANY INSTRUMENT IN THE NAME OF AND ON BEHALF OF THE  CORPORATION,  AND SUCH AUTHORITY MAY BE GENERAL OR CONFINED TO SPECIFIC INSTANCES.

                                  BY LAWS (6)

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2.    LOANS

      NO LOANS SHALL BE CONTRACTED ON BEHALF OF THE CORPORATION AND NO EVIDENCES OF INDEBTEDNESS SHALL BE ISSUED IN ITS NAME UNLESS AUTHORIZED BY A RESOLUTION OF THE DIRECTORS. SUCH AUTHORITY MAY BE GENERAL OR CONFINED TO SPECIFIC INSTANCES.

3.    CHECKS, DRAFTS, ETC.

      ALL  CHECKS,  DRAFTS OR OTHER  ORDERS FOR THE  PAYMENT OF MONEY,  NOTES OR OTHER EVIDENCES OF INDEBTEDNESS ISSUED IN THE NAME OF THE CORPORATION,  SHALL BE SIGNED BY SUCH OFFICER OR OFFICERS,  AGENT OR AGENTS OF THE  CORPORATION  AND IN SUCH  MANNER  AS SHALL  FROM TIME TO TIME BE  DETERMINED  BY  RESOLUTION  OF THE DIRECTORS.

4.    DEPOSITS.

      ALL FUNDS OF THE  CORPORATION  NOT OTHERWISE  EMPLOYED  SHALL BE DEPOSITED FROM  TIME  TO TIME TO THE  CREDIT  OF THE  CORPORATION  IN  SUCH  BANKS,  TRUST COMPANIES OR OTHER DEPOSITARIES AS THE DIRECTORS MAY SELECT.

            ARTICLE VI. - CERTIFICATES FOR SHARES AND THEIR TRANSFER

1.    CERTIFICATES FOR SHARES

      CERTIFICATES  REPRESENTING SHARES OF THE CORPORATION SHALL BE IN SUCH FORM AS SHALL BE DETERMINED BY THE DIRECTORS.  SUCH  CERTIFICATES  SHALL BE SIGNED BY THE PRESIDENT AND BY THE SECRETARY OR BY SUCH OTHER  OFFICERS  AUTHORIZED BY LAW

AND BY THE  DIRECTORS.  ALL  CERTIFICATES  FOR  SHARES  SHALL  BE  CONSECUTIVELY NUMBERED OR OTHERWISE IDENTIFIED. THE NAME AND ADDRESS OF THE STOCKHOLDERS,  THE NUMBER OF SHARES AND DATE OF ISSUE, SHALL BE ENTERED ON THE STOCK TRANSFER BOOKS OF THE CORPORATION. ALL CERTIFICATES SURRENDERED TO THE CORPORATION FOR TRANSFER SHALL BE  CANCELED  AND NO NEW  CERTIFICATE  SHALL BE ISSUED  UNTIL  THE  FORMER CERTIFICATE  FOR A LIKE  NUMBER  OF  SHARES  SHALL  HAVE  BEEN  SURRENDERED  AND CANCELED,  EXCEPT THAT IN CASE OF A LOST,  DESTROYED OR MUTILATED  CERTIFICATE A

NEW ONE MAY BE ISSUED  THEREFOR UPON SUCH TERMS AND INDEMNITY TO THE CORPORATION AS THE DIRECTORS MAY PRESCRIBE.

2.    TRANSFERS OF SHARES

      (A)  UPON  SURRENDER  TO THE  CORPORATION  OR THE  TRANSFER  AGENT  OF THE CORPORATION  OF A CERTIFICATE  FOR SHARES DULY ENDORSED OR ACCOMPANIED BY PROPER EVIDENCE OF  SUCCESSION,  ASSIGNMENT  OR AUTHORITY TO TRANSFER,  IT SHALL BE THE DUTY OF THE  CORPORATION  TO  ISSUE A NEW  CERTIFICATE  TO THE  PERSON  ENTITLED THERETO, AND CANCEL THE OLD CERTIFICATE; EVERY SUCH

                                  BY LAWS (7)

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TRANSFER SHALL BE ENTERED ON THE TRANSFER BOOK OF THE CORPORATION WHICH SHALL BE KEPT AT ITS PRINCIPAL OFFICE.

      (B) THE CORPORATION SHALL BE ENTITLED TO TREAT THE HOLDER OF RECORD OF ANY SHARE AS THE HOLDER IN FACT  THEREOF,  AND,  ACCORDINGLY,  SHALL NOT BE BOUND TO RECOGNIZE  ANY EQUITABLE OR OTHER CLAIM TO OR INTEREST IN SUCH SHARE ON THE PART OF ANY  OTHER  PERSON  WHETHER  OR NOC IT SHALL  HAVE  EXPRESS  OR OTHER  NOTICE THEREOF, EXCEPT AS EXPRESSLY PROVIDED BY THE LAWS OF THIS STATE.

                           ARTICLE VII. - FISCAL YEAR

      THE FISCAL YEAR OF THE  CORPORATION  SHALL BEGIN ON THE 1ST DAY OF JULY IN EACH YEAR.

                            ARTICLE VIII. - DIVIDENDS

      THE DIRECTORS MAY FROM TIME TO TIME DECLARE,  AND THE CORPORATION MAY PAY, DIVIDENDS  ON ITS  OUTSTANDING  SHARES  IN THE  MANNER  AND UPON THE  TERMS  AND CONDITIONS PROVIDED BY LAW.

                               ARTICLE IX. - SEAL

      THE DIRECTORS  SHALL  PROVIDE A CORPORATE  SEAL WHICH SHALL BE CIRCULAR IN FORM AND SHALL HAVE INSCRIBED THEREON THE NAME OF THE CORPORATION AND THE WORDS, "CORPORATE SEAL".

                         ARTICLE X. - WAIVER OF NOTICE

      UNLESS  OTHERWISE  PROVIDED BY LAW,  WHENEVER ANY NOTICE IS REQUIRED TO BE GIVEN TO ANY STOCKHOLDER OR DIRECTOR OF THE CORPORATION  UNDER THE PROVISIONS OF THESE BY-LAWS OR UNDER THE PROVISIONS OF THE ARTICLES OF INCORPORATION, A WAIVER THEREOF IN WRITING,  SIGNED BY THE PERSON OR PERSONS  ENTITLED  TO SUCH  NOTICE, WHETHER BEFORE OR AFTER THE TIME STATED THEREIN,  SHALL BE DEEMED  EQUIVALENT TO THE GIVING OF SUCH NOTICE.

                            ARTICLE XI. - AMENDMENTS

      THESE  BY-LAWS MAY BE  ALTERED,AMENDED  OR REPEALED AND NEW BY-LAWS MAY BE ADOPTED  BY A VOTE OF' THE  STOCKHOLDERS  REPRESENTING  A  MAJORITY  OF' ALL THE SHARES ISSUED AND  OUTSTANDING,  AL ANY ANNUAL  STOCKHOLDERS'  MEETING OR AT ANY SPECIAL  STOCKHOLDERS'  MEETING; WHEN THE PROPOSED AMENDMENT HAS BEEN SET OUT IN THE NOTICE OF SUCH MEETING.